                                                                   EXHIBIT 23(i)



The Board of Directors
Rick's Cabaret International, Inc.





We consent to the use of our reports included in the Registration Statement on Form S-8.




                                       /s/ JACKSON & RHODES P.C.
                                       ----------------------------------------
                                       Jackson & Rhodes P.C.


August 19, 1997
Dallas, Texas